Q1 2019 Results   (Ending December 31, 2018)   Alfred F. Kelly, Jr. , Chief Executive Officer, Visa Inc.,   commented on the results:   “We delivered strong results in our fiscal first quarter,   generating 13% revenue and 21% earnings per share   growth against the backdrop of an uncertain   geopolitical environment. As we look ahead in 2019,   we remain focused on our strategy to grow the pie   for payments through deeper and new relationships,   expansion into new segments and payment flows   and a broadening of our acceptance footprint.”   in billions, except percentages and per share data USD   YoY   Change   Net Revenues $5.5 13%   GAAP Net Income $3.0 18%   Adjusted Net Income(1) $3.0 17%   GAAP Earnings Per Share $1.30 21%   Adjusted Earnings Per Share(1) $1.30 21%   (1) Adjusted Net Income and Adjusted Earnings Per Share exclude special   items in the prior fiscal year. There were no comparable adjustments in   the current fiscal year.   Q1 2019 Key Business Drivers   (YoY growth, volume in constant dollars)   Payments volume   +11%   Cross-border volume   +7%   Processed transactions   +11%   Visa Inc. Reports Fiscal First Quarter 2019 Results   San Francisco, CA, January 30, 2019 – Visa Inc. (NYSE: V)    Net income of $3.0B or $1.30 per share    Net revenues of $5.5B, an increase of 13%    Underlying business drivers remained healthy: continued double-digit growth in payments   volume and processed transactions; cross-border growth slowed    Returned $2.9B of capital to shareholders in the form of share repurchases and dividends    The board of directors authorized a new $8.5 billion share repurchase program   Exhibit 99.1

2   Fiscal First Quarter 2019 — Financial Highlights   Net income in the fiscal first quarter was $3.0 billion or $1.30 per share, increases of 18% and 21%, respectively, over prior year’s   results. Excluding two special items in prior year’s results related to U.S. tax reform, adjusted net income and adjusted earnings per   share increased 17% and 21%, respectively, over prior year’s results (refer to the accompanying financial tables for further details   and a reconciliation of the non-GAAP measures presented). Exchange rate shifts versus the prior year negatively impacted   earnings per share growth by approximately 0.5 percentage points. All references to earnings per share assume fully-diluted class   A share count.   Net revenues in the fiscal first quarter were $5.5 billion, an increase of 13%, driven by continued growth in payments volume,   cross-border volume and processed transactions. Exchange rate shifts versus the prior year negatively impacted reported net   revenues growth by approximately 0.5 percentage points. The Company adopted the new revenue accounting standard effective   October 1, 2018, which positively impacted reported net revenues growth by approximately 1 percentage point.   Payments volume for the three months ended September 30, 2018, on which fiscal first quarter service revenues are recognized,   grew 12% over the prior year on a constant-dollar basis.   Payments volume for the three months ended December 31, 2018, grew 11% over the prior year on a constant-dollar basis.   Cross-border volume growth, on a constant-dollar basis, was 7% for the three months ended December 31, 2018.   Total processed transactions, which represent transactions processed by Visa, for the three months ended December 31, 2018,   were 33.9 billion, an 11% increase over the prior year.   Fiscal first quarter service revenues were $2.3 billion, an increase of 9% over the prior year, and are recognized based on   payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data   processing revenues rose 15% over the prior year to $2.5 billion. International transaction revenues grew 11% over the prior year to   $1.9 billion. Other revenues of $299 million rose 30% over the prior year. Client incentives, which are a contra revenue item, were   $1.5 billion and represent 20.9% of gross revenues.   Operating expenses were $1.8 billion for the fiscal first quarter, a 17% increase over the prior year's results, primarily driven by   personnel and marketing costs. The new revenue accounting standard increased reported operating expense growth by   approximately 2.5 percentage points.   Effective income tax rate was 18.0% for the quarter ended December 31, 2018.   Cash, cash equivalents and investment securities were $15.9 billion as of December 31, 2018.   The weighted-average number of diluted shares of class A common stock outstanding was 2.29 billion for the quarter ended   December 31, 2018.

3   Fiscal First Quarter 2019 — Payments Volume Definition Update         As Visa’s business continues to evolve beyond purchases at merchants, Visa updated its definition of reported Payments Volume   to account for all new payment flows carrying the Visa, Visa Electron, V PAY and Interlink brands. The updated definition now   includes all disbursement, or “push payment”, volume. The previous definition only included funding, or “pull payment”, volume   related to Visa Direct. All prior periods have been adjusted to reflect the updated definition that better captures the payments   volume for which Visa receives revenue. Refer to the operational performance data for the impact of the definition change on the   current and prior periods.   Fiscal First Quarter 2019 — Other Notable Items         On January 24, 2019, the district court granted preliminary approval of the settlement which was announced in September 2018 to   resolve monetary class claims in the multi-district interchange litigation. The court scheduled a final approval hearing in November   2019.   During the three months ended December 31, 2018, the Company repurchased 16.9 million shares of class A common stock, at an   average price of $137.82 per share, using $2.3 billion of cash on hand. The board of directors authorized a new $8.5 billion class A   common stock share repurchase program on January 29, 2019. Including this additional authorization, the Company now has $9.8   billion of funds available for share repurchase.   On January 29, 2019, the board of directors declared a quarterly cash dividend of $0.25 per share of class A common stock   (determined in the case of class B and C common stock and series B and C convertible participating preferred stock on an as-   converted basis) payable on March 5, 2019, to all holders of record as of February 15, 2019.   Financial Outlook for Fiscal Full-Year 2019         Visa Inc. reaffirms its fiscal full-year 2019 financial outlook for the following metrics:    Annual net revenue growth: Low double-digits on a nominal basis, with approximately 1 percentage point of negative   foreign currency impact and de minimus impact from the new revenue accounting standard    Client incentives as a percentage of gross revenues: 22% to 23% range    Annual operating expense growth: Mid-single digit decrease on a GAAP basis and mid-to-high single digit increase   adjusted for special items in fiscal 2018 (see note below). GAAP and non-GAAP growth includes an approximately 1.5 to 2   percentage point increase from the new revenue accounting standard    Effective tax rate: 20.0% to 20.5% range    Annual diluted class A common stock earnings per share growth: High teens on a GAAP nominal dollar basis and mid-   teens on an adjusted, non-GAAP nominal dollar basis (see note below). Both include approximately 1 percentage point of   negative foreign currency impact   Note: Annual adjusted operating expense growth is derived from adjusted full-year 2018 operating expenses of $6.9 billion. Annual   adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2018 earnings per share results   of $4.61. Refer to the accompanying financial tables for details and a reconciliation of the adjusted fiscal full-year 2018 results.   Fiscal First Quarter 2019 Earnings Results Conference Call Details         Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. Eastern Time (2:00 p.m. Pacific   Time) today to discuss the financial results and business highlights. All interested parties are invited to listen to the live webcast at   http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days. Investor   information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at   http://investor.visa.com.

4   Forward-Looking Statements      This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of   1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial   outlook for fiscal full-year 2019. Forward-looking statements generally are identified by words such as “believes,” “estimates,”   “expects,” “intends,” “may,” “projects,” “outlook”, “could,” “should,” “will,” “continue” and other similar expressions. All statements   other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are   not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond   our control and are difficult to predict.   Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of   factors, including, but not limited to:    increased oversight and regulation of the global payments industry and our business;    impact of government-imposed restrictions on international payment systems;    outcome of tax, litigation and governmental investigation matters;    increasingly intense competition in the payments industry, including competition for our clients and merchants;    proliferation and continuous evolution of new technologies and business models;    our ability to maintain relationships with our clients, merchants and other third parties;    brand or reputational damage;    management changes;    impact of global economic, political, market and social events or conditions;    exposure to loss or illiquidity due to settlement guarantees;    uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union;    a disruption, failure, breach or cyber-attack of our networks or systems;    our ability to successfully integrate and manage our acquisitions and other strategic investments; and    other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on   Form 10-K for the year ended September 30, 2018, and our subsequent reports on Forms 10-Q and 8-K.      Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information,   future events or otherwise.      About Visa Inc.   Visa Inc. (NYSE: V) is the world’s leader in digital payments. Our mission is to connect the world through the most innovative,   reliable and secure payment network - enabling individuals, businesses and economies to thrive. Our advanced global processing   network, VisaNet, provides secure and reliable payments around the world, and is capable of handling more than 65,000   transaction messages a second. Our relentless focus on innovation is a catalyst for the rapid growth of connected commerce on   any device, and a driving force behind the dream of a cashless future for everyone, everywhere. As the world moves from analog   to digital, Visa is applying our brand, products, people, network and scale to reshape the future of commerce. For more   information, visit usa.visa.com/about-visa.html, usa.visa.com/visa-everywhere/blog.html and @VisaNews.               Contacts Investor Relations Mike Milotich, 650-432-7644,   InvestorRelations@visa.com   Media Relations   Will Stickney, 650-432-2990,   GlobalMedia@visa.com

5   Fiscal First Quarter 2019 — Financial Summary         YoY Change   GAAP Adjusted GAAP Adjusted   Revenues   Service revenues 2,342$ 2,342$ 9% 9%   Data processing revenues 2,470 2,470 15% 15%   International transaction revenues 1,851 1,851 11% 11%   Other revenues 299 299 30% 30%   Client incentives (1,456) (1,456) 10% 10%   Net revenues 5,506 5,506 13% 13%   Operat ing Expenses   Personnel 807 807 19% 19%   Marketing 276 276 24% 24%   Network and processing 173 173 8% 8%   Professional fees 91 91 (1%) (1%)   Depreciation and amortization 159 159 9% 9%   General and administrative 276 276 17% 17%   Litigation provision 7 7 NM NM   Total operating expenses 1 ,789 1 ,789 17% 17%   Operat ing income 3,717 3,717 12% 12%   Non-operating expense (87) (87) (1%) (1%)   Effective tax rate 18.0% 18.0% (4 ppts) (4 ppts)   Net income 2,977$ 2 ,977$ 18% 17%   Earnings per share 1 .30$ 1 .30$ 21% 21%   NM - Not Meaningful   YoY Change   Constant Nominal   Payments volume 11% 7%   Cross-border volume 7% 3%   Processed transactions 11% 11%   Q1 FISCAL 2019 KEY BUSINESS DRIVERS   (in millions, except percentages and per   share data)   Q1 FISCAL 2019 INCOME STATEMENT SUMMARY   Three Months Ended   December 31, 2018

  6   Visa Inc. Consolidated Balance Sheets (unaudited)         December 31,    2018      September 30,   2018    (in millions, except par value data)   Assets   Cash and cash equivalents $ 8,289 $ 8,162   Restricted cash equivalents—U.S. litigation escrow 1,496 1,491   Investment securities 3,461 3,547   Settlement receivable 3,123 1,582   Accounts receivable 1,405 1,208   Customer collateral 1,330 1,324   Current portion of client incentives 547 340   Prepaid expenses and other current assets 456 562   Total current assets 20,107 18,216   Investment securities 4,132 4,082   Client incentives 1,264 538   Property, equipment and technology, net 2,437 2,472   Goodwill 15,149 15,194   Intangible assets, net 27,301 27,558   Other assets 1,265 1,165   Total assets $ 71,655 $ 69,225   Liabilities   Accounts payable $ 124 $ 183   Settlement payable 3,890 2,168   Customer collateral 1,330 1,325   Accrued compensation and benefits 440 901   Client incentives 3,345 2,834   Accrued liabilities 1,487 1,160   Deferred purchase consideration 1,284 1,300   Accrued litigation 1,489 1,434   Total current liabilities 13,389 11,305   Long-term debt 16,633 16,630   Deferred tax liabilities 4,835 4,618   Other liabilities 2,703 2,666   Total liabilities 37,560 35,219   Equity   Preferred stock, $0.0001 par value, 25 shares authorized and 5 shares issued and outstanding as follows:   Series A convertible participating preferred stock, none issued (the “class A equivalent preferred stock”) — —   Series B convertible participating preferred stock, 2 shares issued and outstanding at December 31, 2018 and   September 30, 2018 (the “UK&I preferred stock”)   2,286 2,291   Series C convertible participating preferred stock, 3 shares issued and outstanding at December 31, 2018 and   September 30, 2018 (the “Europe preferred stock”)   3,178 3,179   Class A common stock, $0.0001 par value, 2,001,622 shares authorized, 1,754 and 1,768 shares issued and outstanding at   December 31, 2018 and September 30, 2018, respectively   — —   Class B common stock, $0.0001 par value, 622 shares authorized, 245 shares issued and outstanding at December 31, 2018   and September 30, 2018   — —   Class C common stock, $0.0001 par value, 1,097 shares authorized, 12 shares issued and outstanding at December 31, 2018   and September 30, 2018   — —   Right to recover for covered losses (92) (7)   Additional paid-in capital 16,540 16,678   Accumulated income 11,908 11,318   Accumulated other comprehensive income (loss), net:   Investment securities (4) (17)   Defined benefit pension and other postretirement plans (67) (61)   Derivative instruments classified as cash flow hedges 68 60   Foreign currency translation adjustments 278 565   Total accumulated other comprehensive income, net 275 547   Total equity 34,095 34,006   Total liabilities and equity $ 71,655 $ 69,225

  7   Visa Inc. Consolidated Statements of Operations (unaudited)         Three Months Ended   December 31,    2018 2017    (in millions, except per share data)   Net revenues $ 5,506 $ 4,862      Operating Expenses   Personnel 807 679   Marketing 276 223   Network and processing 173 160   Professional fees 91 92   Depreciation and amortization 159 145   General and administrative 276 236   Litigation provision 7 —   Total operating expenses 1,789 1,535   Operating income 3,717 3,327      Non-operating Income (Expense)   Interest expense (145) (154)   Other 58 66   Total non-operating expense (87) (88)   Income before income taxes 3,630 3,239   Income tax provision 653 717   Net income $ 2,977 $ 2,522      Basic Earnings Per Share   Class A common stock $ 1.30 $ 1.07   Class B common stock $ 2.12 $ 1.77   Class C common stock $ 5.20 $ 4.30      Basic Weighted-average Shares Outstanding   Class A common stock 1,760 1,811   Class B common stock 245 245   Class C common stock 12 13      Diluted Earnings Per Share   Class A common stock $ 1.30 $ 1.07   Class B common stock $ 2.12 $ 1.77   Class C common stock $ 5.20 $ 4.29      Diluted Weighted-average Shares Outstanding   Class A common stock 2,291 2,353   Class B common stock 245 245   Class C common stock 12 13

  8   Visa Inc. Consolidated Statements of Cash Flows (unaudited)         Three Months Ended   December 31,    2018 2017    (in millions)   Operating Activities   Net income $ 2,977 $ 2,522   Adjustments to reconcile net income to net cash provided by operating activities:   Client incentives 1,456 1,326   Share-based compensation 100 68   Depreciation and amortization of property, equipment, technology and intangible assets 159 145   Deferred income taxes 139 (919)   Right to recover for covered losses recorded in equity (91) (3)   Other 9 (21)   Change in operating assets and liabilities:   Settlement receivable (1,551) (180)   Accounts receivable (200) (146)   Client incentives (1,361) (986)   Other assets (37) 141   Accounts payable (46) (51)   Settlement payable 1,739 275   Accrued and other liabilities (54) 794   Accrued litigation 55 (152)   Net cash provided by operating activities 3,294 2,813   Investing Activities   Purchases of property, equipment and technology (157) (141)   Investment securities:   Purchases (1,124) (1,636)   Proceeds from maturities and sales 1,233 1,076   Purchases of / contributions to other investments (22) (6)   Net cash used in investing activities (70) (707)   Financing Activities   Repurchase of class A common stock (2,393) (1,778)   Repayments of long-term debt — (1,750)   Dividends paid (572) (458)   Cash proceeds from issuance of common stock under employee equity plans 48 53   Restricted stock and performance-based shares settled in cash for taxes (101) (88)   Net cash used in financing activities (3,018) (4,021)   Effect of exchange rate changes on cash and cash equivalents (68) 80   Increase (decrease) in cash, cash equivalents, restricted cash and restricted cash equivalents 138 (1,835)   Cash, cash equivalents, restricted cash and restricted cash equivalents at beginning of period 10,977 12,011   Cash, cash equivalents, restricted cash and restricted cash equivalents at end of period $ 11,115 $ 10,176   Supplemental Disclosure   Income taxes paid, net of refunds $ 168 $ 183   Interest payments on debt $ 234 $ 241   Accruals related to purchases of property, equipment and technology $ 34 $ 26

  9   Visa Inc. Fiscal 2019 and 2018 Quarterly Results of Operations   (unaudited)         Fiscal 2019   Quarter Ended Fiscal 2018 Quarter Ended      December 31,    2018      September 30,   2018      June 30,   2018      March 31,   2018      December 31,   2017    (in millions)   Net revenues $ 5,506 $ 5,434 $ 5,240 $ 5,073 $ 4,862      Operating Expenses   Personnel 807 815 852 824 679   Marketing 276 264 240 261 223   Network and processing 173 188 169 169 160   Professional fees 91 134 112 108 92   Depreciation and amortization 159 163 152 153 145   General and administrative 276 457 230 222 236   Litigation provision 7 7 600 — —   Total operating expenses 1,789 2,028 2,355 1,737 1,535   Operating income 3,717 3,406 2,885 3,336 3,327      Non-operating Income (Expense)   Interest expense (145) (150) (155) (153) (154)   Other 58 282 82 34 66   Total non-operating income (expense) (87) 132 (73) (119) (88)   Income before income taxes 3,630 3,538 2,812 3,217 3,239   Income tax provision 653 693 483 612 717   Net income $ 2,977 $ 2,845 $ 2,329 $ 2,605 $ 2,522

  10   Visa Inc. Reconciliation of Non-GAAP Financial Results   (unaudited)      Our financial results for the three months ended December 31, 2017 reflected the impact of certain significant items that we believe   were not indicative of our operating performance in these or future periods, as they were either non-recurring or had no cash   impact. As such, we believe the presentation of adjusted financial results excluding the following items provides a clearer   understanding of our operating performance for the periods presented. There were no comparable adjustments recorded for the   three months ended December 31, 2018.   • Remeasurement of deferred tax balances. During the three months ended December 31, 2017, in connection with the Tax   Cuts and Jobs Act's reduction of the corporate income tax rate, we remeasured our net deferred tax liabilities as of the   enactment date, resulting in the recognition of a non-recurring, non-cash income tax benefit of $1.1 billion.   • Transition tax on foreign earnings. During the three months ended December 31, 2017, in connection with the Tax Cuts   and Jobs Act's requirement that we include certain untaxed foreign earnings of non-U.S. subsidiaries in our fiscal 2018   taxable income, we recorded a one-time transition tax estimated to be approximately $1.1 billion.   Adjusted financial results are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated   in accordance with U.S. GAAP. The following table reconciles our as-reported financial measures, calculated in accordance with   U.S. GAAP, to our respective non-GAAP adjusted financial measures for the three months ended December 31, 2017. There were   no comparable adjustments recorded for the three months ended December 31, 2018.    Three Months Ended December 31, 2017   (in millions, except percentages and per share data)   Income   Before   Income   Taxes   Income Tax   Provision   Effective   Income Tax   Rate(1) Net Income   Diluted   Earnings Per   Share(1)   As reported $ 3,239 $ 717 22.1% $ 2,522 $ 1.07   Remeasurement of deferred tax balances — 1,133 (1,133) (0.48)   Transition tax on foreign earnings — (1,147) 1,147 0.49   As adjusted $ 3,239 $ 703 21.7% $ 2,536 $ 1.08      (1) Figures in the table may not recalculate exactly due to rounding. Effective income tax rate, diluted earnings per share and their respective totals are calculated based on unrounded   numbers.

  11   Visa Inc. Reconciliation of Non-GAAP Financial Results – continued   (unaudited)      Our financial outlook for fiscal full-year 2019 annual operating expense growth and annual diluted class A common stock earnings   per share growth are based on adjusted non-GAAP fiscal full-year 2018 results, which are reconciled to their closest comparable   U.S. GAAP financial measure below.   Our financial results during the twelve months ended September 30, 2018 reflected the impact of certain significant items that we   believe were not indicative of our ongoing operating performance in these or future periods as they were either non-recurring or   had no cash impact. As such, we believe the presentation of adjusted financial results excluding the following items provides a   clearer understanding of our operating performance for the periods presented.   • Charitable contribution. During the three months ended September 30, 2018, we donated available-for-sale investment   securities to the Visa Foundation and recognized a non-cash general and administrative expense of $195 million, before tax,   and recorded $193 million of realized gain on the donation of these investments as non-operating income. Net of the related   cash tax benefit of $51 million, determined by applying applicable tax rates, adjusted net income decreased by $49 million.   • Litigation provision. During the twelve months ended September 30, 2018, we recorded a litigation provision of $600 million   and related tax benefits of $137 million associated with the interchange multidistrict litigation. The tax impact is determined   by applying applicable federal and state tax rates to the litigation provision. Under the U.S. retrospective responsibility plan,   we recover the monetary liabilities related to the U.S. covered litigation through a reduction to the conversion rate of our   class B common stock to shares of class A common stock.   • Remeasurement of deferred tax balances. During the twelve months ended September 30, 2018, in connection with the Tax   Cuts and Jobs Act’s reduction of the corporate income tax rate, we remeasured our net deferred tax liabilities as of the   enactment date, resulting in the recognition of a non-recurring, non-cash income tax benefit of $1.1 billion.   • Transition tax on foreign earnings. During the twelve months ended September 30, 2018, in connection with the Tax Cuts and   Jobs Act’s requirement that we include certain untaxed foreign earnings of non-U.S. subsidiaries in our fiscal 2018 taxable   income, we recorded a one-time transition tax estimated to be approximately $1.1 billion.   Adjusted financial results are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated   in accordance with U.S. GAAP. The following table reconciles our as-reported financial measures, calculated in accordance with U.S.   GAAP, to our respective non-GAAP adjusted financial measures for the twelve months ended September 30, 2018.    Twelve Months Ended September 30, 2018   (in millions, except percentages and per   share data)   Operating   Expenses   Operating   Margin   (1),(2)   Non-   operating   (Expense)    Income   Income   Before   Income   Taxes   Income Tax   Provision   Effective   Income Tax   Rate(1) Net Income   Diluted   Earnings Per   Share(1)   As reported $ 7,655 63% $ (148) $ 12,806 $ 2,505 19.6% $ 10,301 $ 4.42   Charitable contribution (195) 1% (193) 2 51 (49) (0.02)   Litigation provision (600) 3% — 600 137 463 0.20   Remeasurement of deferred tax liability — — % — — 1,133 (1,133) (0.49)   Transition tax on foreign earnings — — % — — (1,147) 1,147 0.49   As adjusted $ 6,860 67% $ (341) $ 13,408 $ 2,679 20.0% $ 10,729 $ 4.61      (1) Figures in the table may not recalculate exactly due to rounding. Operating margin, effective income tax rate, diluted earnings per share and their respective totals are calculated   based on unrounded numbers.   (2) Operating margin is calculated as operating income divided by total operating revenues.

12   Operational Performance Data   The tables below provide information regarding the available operational results for the 3 months ended December 31, 2018, as   well as the prior four quarterly reporting periods and the 12 months ended December 31, 2018 and 2017, for cards and other   form factors carrying the Visa, Visa Electron, V PAY and Interlink brands. Sections 1-3 below reflect the acquisition of Visa Europe,   with Europe included in Visa Inc. results effective the 3 months ended September 30, 2016.   1. Branded Volume and Transactions   The tables present regional total volume, payments volume, and cash volume, and the number of payments transactions, cash   transactions, accounts and cards for cards and other form factors carrying the Visa, Visa Electron, V PAY and Interlink brands and   excludes Europe co-badged volume and transactions for all periods. Card counts include PLUS proprietary cards. Nominal and   constant dollar growth rates over prior years are provided for volume-based data. During the three months ended December 31,   2018, Visa updated the definition of payments volume to now include all disbursement volume related to Visa Direct, in addition   to the funding volume previously included. All prior periods presented have been adjusted accordingly (see section 2 for the   impact from the new Payments Volume Definition).   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $619 3.2% 7.1% $496 5.6% 9.7% 7,476 $123 (5.8%) (2.4%) 1,058 3 5   Canada 76 4.4% 8.3% 70 4.5% 8.4% 997 6 3.8% 7.7% 11 - -   CEMEA 283 1.8% 8.4% 109 13.7% 21.5% 4,470 174 (4.4%) 1.6% 1,250 3 3   LAC 251 (7.1%) 9.2% 108 (3.6%) 16.5% 3,531 143 (9.5%) 4.2% 1,276 2 2   US 1,121 9.6% 9.6% 980 10.6% 10.6% 17,899 142 3.1% 3.1% 924 6 6   Europe 575 1.2% 7.4% 434 3.1% 8.6% 10,008 142 (4.4%) 3.9% 1,064 19 22   Visa Inc. 2,926 4.0% 8.4% 2,196 7.1% 10.7% 44,380 729 (4.3%) 2.2% 5,582 32 38   Visa Credit Programs   US $533 8.4% 8.4% $519 8.5% 8.5% 6,330 $14 4.6% 4.6% 16 - -   International 753 2.5% 9.0% 703 3.1% 9.7% 10,496 51 (5.1%) 0.5% 220 970 1,120   Visa Inc. 1,286 4.9% 8.7% 1,221 5.4% 9.2% 16,826 65 (3.1%) 1.4% 236 970 1,120   Visa Debit Programs   US $589 10.6% 10.6% $461 13.0% 13.0% 11,569 $127 2.9% 2.9% 908 - -   International 1,051 (0.4%) 6.8% 514 6.3% 12.3% 15,985 537 (6.0%) 2.1% 4,438 2,037 2,244   Visa Inc. 1,639 3.3% 8.2% 975 9.3% 12.6% 27,553 664 (4.4%) 2.2% 5,346 2,037 2,244   For the 3 Months Ended December 31, 2018   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $599 5.1% 8.0% $476 7.5% 10.2% 7,052 $123 (3.3%) 0.3% 1,041 921 1,019   Canada 71 3.4% 8.5% 66 3.5% 8.6% 939 6 1.7% 6.7% 11 60 66   CEMEA 272 1.4% 7.5% 102 12.7% 20.0% 4,177 171 (4.3%) 1.2% 1,227 360 345   LAC 231 (9.1%) 8.2% 97 (5.1%) 16.1% 3,293 134 (11.8%) 3.1% 1,198 435 472   US 1,089 11.0% 11.0% 945 12.5% 12.5% 17,512 145 2.1% 2.1% 957 736 897   Europe 572 2.3% 7.6% 427 4.9% 9.1% 9,496 145 (4.5%) 3.4% 1,089 499 548   Visa Inc. 2,835 4.9% 9.0% 2,112 8.5% 11.6% 42,469 723 (4.4%) 2.0% 5,523 3,013 3,347   Visa Credit Programs   US $513 10.8% 10.8% $498 11.1% 11.1% 6,147 $14 0.6% 0.6% 16 269 336   International 727 3.4% 9.2% 676 4.1% 9.9% 9,995 51 (4.2%) 0.4% 220 699 771   Visa Inc. 1,240 6.4% 9.8% 1,174 6.9% 10.4% 16,142 66 (3.2%) 0.4% 236 967 1,107   Visa Debit Programs   US $577 11.2% 11.2% $446 14.1% 14.1% 11,365 $130 2.3% 2.3% 941 468 561   International 1,018 0.1% 6.9% 491 7.7% 12.5% 14,962 527 (6.1%) 2.2% 4,345 1,578 1,679   Visa Inc. 1,595 3.8% 8.4% 938 10.6% 13.2% 26,326 657 (4.5%) 2.2% 5,287 2,046 2,240   For the 3 Months Ended September 30, 2018

13   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $613 13.3% 9.3% $485 17.0% 12.3% 6,700 $128 1.1% (0.7%) 1,006 902 1,004   Canada 73 13.6% 9.2% 67 13.8% 9.4% 922 6 11.2% 6.9% 11 59 65   CEMEA 277 4.0% 7.5% 101 17.4% 21.5% 4,021 176 (2.4%) 0.9% 1,238 351 339   LAC 240 (3.4%) 8.3% 101 1.6% 16.3% 3,197 138 (6.7%) 3.1% 1,180 430 466   US 1,082 10.0% 10.0% 938 11.3% 11.3% 17,274 144 2.0% 2.0% 993 707 855   Europe 583 12.9% 7.3% 433 15.1% 8.7% 9,093 150 7.1% 3.5% 1,096 498 547   Visa Inc. 2,868 9.5% 8.9% 2,126 13.2% 11.6% 41,207 742 0.1% 1.8% 5,525 2,947 3,276   Visa Credit Programs   US $507 10.0% 10.0% $493 10.5% 10.5% 5,990 $14 (4.5%) (4.5%) 15 265 333   International 745 12.7% 10.5% 693 13.5% 11.3% 9,703 52 2.3% 0.1% 219 689 764   Visa Inc. 1,251 11.6% 10.3% 1,186 12.2% 11.0% 15,693 66 0.8% (0.9%) 234 954 1,097   Visa Debit Programs   US $575 10.0% 10.0% $445 12.3% 12.3% 11,284 $131 2.8% 2.8% 978 442 522   International 1,041 6.8% 6.7% 495 16.3% 12.5% 14,230 546 (0.6%) 1.9% 4,312 1,551 1,657   Visa Inc. 1,617 7.9% 7.8% 940 14.4% 12.4% 25,514 677 0.0% 2.1% 5,291 1,993 2,178   For the 3 Months Ended June 30, 2018   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $607 15.7% 8.6% $473 18.0% 10.9% 6,228 $133 8.2% 0.9% 988 887 988   Canada 66 13.4% 9.1% 60 13.1% 8.9% 819 6 16.7% 12.3% 11 58 64   CEMEA 266 10.7% 8.3% 96 24.8% 21.4% 3,649 170 4.1% 2.1% 1,185 346 336   LAC 254 5.7% 8.1% 106 10.5% 14.9% 3,078 148 2.6% 3.7% 1,172 428 461   US 1,001 9.9% 9.9% 862 10.9% 10.9% 15,938 139 4.6% 4.6% 973 705 875   Europe 562 20.8% 7.8% 421 22.9% 9.5% 8,319 141 15.1% 3.2% 990 495 543   Visa Inc. 2,755 13.0% 8.9% 2,019 15.5% 11.2% 38,048 737 6.6% 2.9% 5,320 2,919 3,267   Visa Credit Programs   US $460 10.0% 10.0% $446 10.3% 10.3% 5,418 $15 0.9% 0.9% 15 265 335   International 724 15.9% 9.7% 673 16.6% 10.4% 8,999 51 8.1% 0.8% 206 681 754   Visa Inc. 1,184 13.6% 9.8% 1,118 14.0% 10.4% 14,417 66 6.4% 0.9% 221 946 1,090   Visa Debit Programs   US $541 9.9% 9.9% $417 11.5% 11.5% 10,520 $125 5.0% 5.0% 958 440 539   International 1,030 14.1% 7.3% 484 23.2% 12.9% 13,110 546 7.0% 2.7% 4,141 1,533 1,638   Visa Inc. 1,571 12.6% 8.2% 900 17.5% 12.2% 23,630 671 6.7% 3.2% 5,099 1,974 2,177   For the 3 Months Ended March 31, 2018   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $600 9.7% 6.6% $470 11.2% 8.1% 6,360 $131 4.8% 1.5% 1,001 874 971   Canada 72 15.4% 9.9% 67 15.6% 10.1% 884 5 12.5% 7.1% 11 57 64   CEMEA 278 11.3% 7.9% 96 26.7% 21.5% 3,647 182 4.7% 1.9% 1,271 342 332   LAC 271 8.0% 5.4% 112 13.8% 11.1% 3,150 159 4.3% 1.9% 1,202 427 462   US 1,024 9.0% 9.0% 886 10.0% 10.0% 16,518 137 2.7% 2.7% 957 701 882   Europe 569 15.3% 7.4% 420 17.6% 9.3% 8,746 148 9.4% 2.4% 1,058 485 539   Visa Inc. 2,813 10.7% 7.8% 2,051 12.9% 10.0% 39,320 762 5.2% 2.1% 5,500 2,887 3,250   Visa Credit Programs   US $492 10.7% 10.7% $478 11.2% 11.2% 5,924 $13 (5.9%) (5.9%) 16 267 340   International 735 12.5% 8.6% 681 12.9% 9.2% 9,345 54 7.3% 1.8% 223 670 744   Visa Inc. 1,226 11.8% 9.4% 1,159 12.2% 10.0% 15,269 67 4.3% 0.1% 239 937 1,084   Visa Debit Programs   US $532 7.5% 7.5% $408 8.7% 8.7% 10,593 $124 3.7% 3.7% 941 434 542   International 1,055 11.1% 5.9% 484 18.3% 10.9% 13,457 571 5.6% 2.0% 4,320 1,515 1,624   Visa Inc. 1,587 9.8% 6.5% 892 13.7% 9.9% 24,051 695 5.3% 2.3% 5,261 1,950 2,166   For the 3 Months Ended December 31, 2017

14   (1) Europe payments volume growth, when including Europe in prior periods before the Visa Inc. acquisition, is 10% Constant USD and 7% Nominal USD   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $2,437 9.0% 8.2% $1,930 11.7% 10.8% 27,455 $507 (0.1%) (0.5%) 4,092 3 5   Canada 286 8.3% 8.8% 263 8.4% 8.8% 3,677 23 8.1% 8.4% 45 - -   CEMEA 1,098 4.3% 7.9% 408 16.8% 21.1% 16,316 690 (1.9%) 1.4% 4,900 3 3   LAC 976 (3.6%) 8.5% 412 0.6% 16.0% 13,099 563 (6.5%) 3.6% 4,826 2 2   US 4,294 10.1% 10.1% 3,725 11.3% 11.3% 68,623 569 2.9% 2.9% 3,847 6 6   Europe 2,292 8.7% 7.5% 1,714 10.9% 9.0% 36,933 578 2.7% 3.5% 4,239 1,511 1,660   Visa Inc. 11,383 7.7% 8.8% 8,452 10.9% 11.3% 166,102 2,931 (0.7%) 2.2% 21,949 1,525 1,676   Visa Credit Programs   US $2,012 9.8% 9.8% $1,956 10.1% 10.1% 23,885 $56 0.4% 0.4% 62 - -   International 2,949 8.3% 9.6% 2,744 9.0% 10.3% 39,193 206 0.0% 0.5% 866 970 1,120   Visa Inc. 4,962 8.9% 9.7% 4,699 9.4% 10.2% 63,078 262 0.1% 0.4% 928 970 1,120   Visa Debit Programs   US $2,282 10.4% 10.4% $1,769 12.7% 12.7% 44,738 $513 3.2% 3.2% 3,785 - -   International 4,140 4.8% 6.9% 1,984 12.8% 12.5% 58,286 2,156 (1.6%) 2.2% 17,236 2,037 2,244   Visa Inc. 6,422 6.7% 8.1% 3,753 12.8% 12.6% 103,024 2,669 (0.7%) 2.4% 21,022 2,037 2,244   For the 12 Months Ended December 31, 2018   Total   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Cash   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Cash   Transactions   (millions)   Accounts   (millions)   Cards   (millions)   All Visa Credit & Debit   Asia Pacific $2,235 4.8% 4.6% $1,728 7.8% 7.9% 23,989 $507 (4.5%) (5.4%) 3,802 874 971   Canada 264 10.9% 8.3% 243 11.2% 8.6% 3,264 21 7.4% 5.0% 43 57 64   CEMEA 1,053 13.0% 8.1% 349 28.6% 21.1% 13,370 704 6.6% 2.7% 5,031 342 332   LAC 1,013 10.8% 7.3% 410 15.6% 11.4% 12,087 603 7.8% 4.8% 4,652 427 462   US 3,900 9.8% 9.8% 3,347 10.9% 10.9% 63,213 553 4.0% 4.0% 3,898 701 882   Europe (1) 2,109 1,546 32,299 563 4,251 485 539   Visa Inc. 10,573 20.5% 20.0% 7,622 23.2% 23.1% 148,222 2,951 14.2% 12.7% 21,677 2,887 3,250   Visa Credit Programs   US $1,833 14.0% 14.0% $1,777 14.7% 14.7% 22,047 $56 (4.1%) (4.1%) 64 267 340   International 2,723 18.2% 17.8% 2,517 18.1% 17.7% 35,621 206 20.4% 18.2% 908 670 744   Visa Inc. 4,556 16.5% 16.2% 4,294 16.7% 16.5% 57,668 262 14.2% 12.5% 973 937 1,084   Visa Debit Programs   US $2,067 6.4% 6.4% $1,570 6.8% 6.8% 41,165 $497 5.0% 5.0% 3,834 434 542   International 3,950 35.4% 34.4% 1,758 69.6% 69.1% 49,389 2,192 16.5% 14.7% 16,870 1,515 1,624   Visa Inc. 6,017 23.8% 23.1% 3,328 32.8% 32.7% 90,554 2,689 14.2% 12.7% 20,704 1,950 2,166   For the 12 Months Ended December 31, 2017

15   2. Impact from new Payments Volume Definition – Higher/(Lower) vs. Previous Definition   The tables below reflect the H/(L) difference from the update to the payments volume definition.   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   All Visa Credit & Debit   Asia Pacific $2 0.1% 0.1% 5 $1 0.0% 0.0% 5 $1 0.0% 0.0% 4   Canada 0 0.0% 0.0% 0 0 0.0% 0.0% 0 0 0.0% 0.0% 0   CEMEA 11 3.2% 3.8% 106 9 3.0% 3.6% 84 8 2.4% 2.9% 75   LAC 0 0.0% 0.0% 0 0 0.0% 0.0% 0 0 0.0% 0.0% 0   US 13 0.8% 0.8% 114 12 0.9% 0.9% 93 10 0.8% 0.8% 75   Europe 4 0.1% 0.0% 19 4 0.1% 0.0% 18 5 (0.1%) (0.1%) 18   Visa Inc. 30 0.5% 0.6% 245 26 0.5% 0.6% 200 24 0.5% 0.5% 171   Visa Credit Programs   US $0 0.0% 0.0% 0 $0 0.0% 0.0% 0 $0 0.0% 0.0% 0   International 3 0.1% 0.1% 17 3 0.1% 0.1% 15 3 (0.0%) (0.0%) 14   Visa Inc. 3 0.0% 0.0% 17 3 0.0% 0.0% 15 3 (0.0%) (0.0%) 14   Visa Debit Programs   US $13 1.7% 1.7% 114 $12 1.9% 1.9% 93 $10 1.7% 1.7% 75   International 14 0.7% 0.8% 113 12 0.6% 0.7% 92 11 0.5% 0.6% 82   Visa Inc. 27 1.2% 1.3% 227 23 1.2% 1.3% 185 21 1.1% 1.1% 157   For the 3 Months Ended December 31, 2018 For the 3 Months Ended September 30, 2018 For the 3 Months Ended June 30, 2018   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   All Visa Credit & Debit   Asia Pacific $1 0.0% 0.0% 4 $1 0.0% 0.0% 3   Canada 0 0.0% 0.0% 0 0 0.0% 0.0% 0   CEMEA 7 3.2% 3.1% 63 7 2.9% 2.5% 58   LAC 0 0.0% 0.0% 0 0 0.0% 0.0% 0   US 8 0.8% 0.8% 59 6 0.5% 0.5% 45   Europe 4 (0.1%) (0.1%) 17 4 (0.1%) (0.1%) 16   Visa Inc. 21 0.5% 0.5% 143 18 0.4% 0.3% 122   Visa Credit Programs   US $0 0.0% 0.0% 0 $0 0.0% 0.0% 0   International 3 0.0% 0.0% 13 3 0.0% 0.0% 13   Visa Inc. 3 0.0% 0.0% 13 3 0.0% 0.0% 13   Visa Debit Programs   US $8 1.6% 1.6% 59 $6 1.1% 1.1% 45   International 10 0.6% 0.5% 71 10 0.5% 0.4% 64   Visa Inc. 18 1.1% 1.0% 129 15 0.8% 0.8% 109   For the 3 Months Ended March 31, 2018 For the 3 Months Ended December 31, 2017   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   Payments   Volume   ($ billions)   Growth   (Nominal   USD)   Growth   (Constant   USD)   Payments   Transactions   (millions)   All Visa Credit & Debit   Asia Pacific $6 0.0% 0.0% 18 $5 0.0% 0.0% 12   Canada 0 0.0% 0.0% 0 0 (0.0%) (0.0%) 0   CEMEA 35 2.9% 3.3% 328 22 3.0% 2.5% 184   LAC 0 0.0% 0.0% 1 0 0.0% 0.0% 0   US 42 0.8% 0.8% 341 14 0.3% 0.3% 112   Europe 18 0.0% (0.0%) 71 16 0.0% 0.0% 64   Visa Inc. 101 0.5% 0.5% 759 56 0.4% 0.4% 373   Visa Credit Programs   US $0 0.0% 0.0% 0 $0 (0.0%) (0.0%) 0   International 12 0.0% 0.0% 60 10 0.1% 0.1% 48   Visa Inc. 12 0.0% 0.0% 60 10 0.0% 0.0% 48   Visa Debit Programs   US $42 1.7% 1.7% 341 $14 0.7% 0.7% 112   International 47 0.6% 0.7% 358 33 0.7% 0.6% 214   Visa Inc. 89 1.1% 1.2% 699 46 0.9% 0.8% 325   For the 12 Months Ended December 31, 2018 For the 12 Months Ended December 31, 2017

16   3. Cross-Border Volume   The table below represents cross-border volume growth for cards and other form factors carrying the Visa, Visa Electron, V PAY,   Interlink and PLUS brands. Cross-border volume refers to payments and cash volume where the issuing country is different from   the merchant country.   4. Visa Processed Transactions   The table below represents transactions using cards and other form factors carrying the Visa, Visa Electron, V PAY, Interlink and   PLUS brands processed on Visa’s networks.   Period   Growth   (Nominal   USD)   Growth   (Constant   USD)   3 Months Ended   Dec 31, 2018 3% 7%   Sep 30, 2018 8% 10%   Jun 30, 2018 15% 10%   Mar 31, 2018 21% 11%   Dec 31, 2017 14% 9%   12 Months Ended   Dec 31, 2018 11% 9%   Period   Processed   Transactions   (millions) Growth   3 Months Ended   Dec 31, 2018 33,931 11%   Sep 30, 2018 32,763 12%   Jun 30, 2018 31,728 12%   Mar 31, 2018 29,321 12%   Dec 31, 2017 30,508 12%   12 Months Ended   Dec 31, 2018 127,744 12%

17   Footnote   Payments volume, including Visa Direct volume, represents the aggregate dollar amount of purchases made with cards and other   form factors carrying the Visa, Visa Electron, V PAY and Interlink brands for the relevant period, and cash volume represents the   aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of   balance transfers and convenience checks, but excludes proprietary PLUS volume. Total volume represents payments and cash   volume.   Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables.   Debit programs include Visa’s signature based and Interlink (PIN) debit programs.   The data presented is based on transactions processed by Visa and reported by Visa’s financial institution clients on their   operating certificates. Estimates may be utilized if data is unavailable.   On occasion, previously presented information may be updated. Prior period updates, if any, are not material.   Europe is reported and included in Visa Inc. results effective with the 3 months ended September 2016. Visa’s CEMEA region is   comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel   and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean.   International includes Asia Pacific, Canada, CEMEA, Europe and LAC.   Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each   local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis   using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S.   dollar in measuring performance, Visa Inc. also reports year-over-year growth in total volume, payments volume and cash   volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology   which may be subject to review and refinement.   Effective June 9, 2016, Article 8 of the EU Interchange Fee Regulation states that payment card networks cannot impose reporting   requirements or the obligation to pay fees on payment transactions where their payment brand is present but their network is   not used. Prior to this regulation, Visa collected a small service fee in a few countries, particularly France, on domestic payment   transactions where Visa cards are co-badged with a domestic network. Clients in Europe continued to report co-badged volume   through the quarter ended September 2016; however, Europe co-badged volume and transactions have been excluded from all   periods.